SA Fixed Income Fund
SA U.S. Market Fund
SA U.S. HBtM Fund
SA U.S. Small Company Fund
SA International HBtM Fund
SA International Small Company Fund

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2003

As amended November 19, 2003

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the no-load mutual funds listed above (the “Funds”).  SA Funds - Investment Trust (the “Trust”) currently consists of six Funds, each of which is described in this SAI.  This SAI is not a prospectus, and should be read only in conjunction with the Trust’s Prospectus dated October 28, 2003.  Each Fund’s financial statements and financial highlights for the fiscal year ended June 30, 2003, including the independent accountants’ report thereon, are included in the Trust’s Annual Report and are incorporated herein by reference.  A copy of the Prospectus or Annual Report may be obtained by calling (800) 366-7266.

TABLE OF CONTENTS

Page

Description of the Funds and their Investments and Risks

Investment Strategies and Risks

Tax Management Strategies of SA U.S. HBtM Fund, SA U.S. Small Company Fund and SA International HBtM Fund

Investment Limitations

Management of the Trust

Trustees and Officers

Compensation Table

Codes of Ethics

Proxy Voting Policies

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Investment Adviser and Sub-Adviser

Distributor

Shareholder Servicing Agent

Sub-Administrator

Custodian

Transfer and Dividend-Disbursing Agent

Counsel

Independent Accountants

Brokerage Allocations and Other Practices

Information Concerning Shares

Purchase, Redemption and Pricing of Shares

Purchase and Redemption Information

Taxes

Tax Status of The Funds

Taxation of Fund Distributions

Taxation of Disposition of Shares

Taxation of Foreign Investments

Taxation of Other Fund Investments

Miscellaneous

Performance Information

Yield

Total Return

Financial Statements

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds.  The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

HISTORY AND GENERAL INFORMATION

The Trust, a Delaware statutory trust, was organized on June 16, 1998 under the name RWB Funds - Investment Trust which was changed on June 7, 1999 to SA Funds - Investment Trust.

The Trust is an open-end, management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios (“Funds”) of shares of beneficial interest and different classes of shares of each Fund.  The Trust currently consists of six Funds, each of which is a diversified mutual fund.

The following Funds are described in this SAI:

SA Fixed Income Fund

SA U.S. Market Fund

SA U.S. HBtM Fund

SA U.S. Small Company Fund

SA International HBtM Fund

SA International Small Company Fund

The investment adviser of each Fund is Assante Asset Management Inc. (the “Adviser”).  Dimensional Fund Advisors Inc. (“Dimensional” or the “Sub-Adviser”) serves as sub-adviser for each Fund.

Assante Capital Management Inc. (the “Distributor”) is the distributor of shares of the Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The following section supplements the information contained in the Prospectus concerning the investments and investment techniques of the Funds.  Each Fund’s investment objective is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders.  There can be no assurance that a Fund will achieve its objective.

American Depositary Receipts (“ADRs”).  Each Fund may purchase ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations.  ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends that are paid out on the underlying foreign shares.

Borrowing.  Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  This borrowing may be unsecured.  The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Convertible Debentures.  SA International HBtM Fund and each investment company in which the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “Master Fund” of SA International Small Company Fund) invests (“underlying fund”) may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, a Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by a Fund upon conversion of a convertible debenture will generally be held for so long as the Sub-Adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio.  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter a Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies.  However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program.  No Fund will enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, a Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Federal tax treatment of forward foreign exchange contracts is discussed in the section entitled “Taxation of Other Fund Investments – Hedging Transactions.”

Foreign Securities. As stated in the Prospectus, certain Funds may invest in foreign securities.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.  Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

The Sub-Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable.  Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries.  Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.  There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.  Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.  The Sub-Adviser will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another.  Some of these decisions may later prove profitable and others may not.  No assurance can be given that profits, if any, will exceed losses.

Futures Contracts and Options on Futures Contracts. The Funds may enter into futures contracts and options on futures contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts.  Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements.  After a futures contract position is opened, the value of the contract is marked to market daily.  If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Funds expect to earn income on their margin deposits.  To the extent that a Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Fund will enter into such transactions unless, immediately thereafter, (i) the sum of the amount of initial margin deposits and premiums paid for open futures options does not exceed 5% of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%; or (ii) the notional value of non-hedging futures contracts and related options does not exceed the liquidation value of the Fund’s investments (after taking into account unrealized profits and unrealized losses on any such contracts).  A call option is “in-the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.  Pending Commodity Futures Trading Commission rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.  Pursuant to published positions of the U.S. Securities and Exchange Commission (“SEC”), the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in an account maintained with the Funds’ custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits.  In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices.  Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts.  The risks described above for futures contracts are substantially the same as the risks of using options on futures.  In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts.  Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so.  Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Illiquid Securities.  Each Fund may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid.  Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).  If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

A Fund may invest in commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”).  A Fund may also purchase securities that are not registered under the 1933 Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act (“Rule 144A securities”).  Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) paper, thus providing liquidity.  Rule 144A securities generally must be sold only to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund’s limitation on investment in illiquid securities.  The Sub-Adviser will determine the liquidity of such investments by the relevant Fund(s) pursuant to guidelines established by the Board of Trustees.  It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Investment Company Securities.  Each Fund may invest in securities issued by other investment companies.  As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations.  Each Fund (other than SA International Small Company Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Lending of Portfolio Securities.  To enhance the return on its portfolio, each Fund may lend securities in its portfolio (subject to a limit of 33 1/3% of the total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned.  These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities.  In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral or loss on sale of the collateral should the borrower fail financially.  In determining whether the Funds will lend securities, the Sub-Adviser will consider all relevant facts and circumstances.  The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions that the Sub-Adviser has determined are creditworthy under guidelines established by the Board of Trustees.

Money Market Instruments.  Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Funds invest in variable amount master notes only when the Sub-Adviser deems the investment to involve minimal credit risk.

Non-Domestic Bank Obligations.  Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Repurchase Agreements.  Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”).  The Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price.  Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.  Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements.  Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”).  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price.  A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.  While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Supranational Bank Obligations.  SA Fixed Income Fund may invest in the obligations of supranational banks.  Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank).  Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. Government Obligations.  Each Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments.  SA Fixed Income Fund may invest in variable and floating rate instruments.  Debt instruments may also be structured to have variable or floating interest rates.  Variable and floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice.  This demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof.  These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.  The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand.  Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods that the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants.  Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions).  Each Fund may purchase securities on a when-issued or delayed delivery basis.  When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later).  These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment.  Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings.  The yields on certain obligations, including the money market instruments in which the Funds may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of S&P, Moody’s, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (“NRSROs”) represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

TAX MANAGEMENT STRATEGIES OF SA U.S. HBTM FUND, SA U.S. SMALL COMPANY FUND AND SA INTERNATIONAL HBTM FUND

The Sub-Adviser may attempt to minimize the impact of federal income tax on these Funds’ shareholders by managing the Funds’ portfolios in a manner that will defer the realization of net capital gains where possible and may minimize ordinary income.

When selling the securities of a particular issuer on behalf of each Fund, the Sub-Adviser typically will select the highest cost basis shares of the specific security in order to minimize the realization of capital gains.  In certain cases, the highest cost basis shares may produce a short-term capital gain.  Since short-term capital gains are taxed at higher tax rates than long-term capital gains for individual taxpayers, the highest cost basis shares with a long-term holding period may be disposed of instead.  The Sub-Adviser also will seek, when possible, not to dispose of a security on behalf of a Fund until the long-term holding period for capital gains for tax purposes (more than one year) has been satisfied.  Additionally, the Sub-Adviser may, when consistent with all other tax management policies for a particular Fund, sell securities in order to realize capital losses.  Realized capital losses can be used to offset realized capital gains, thus reducing capital gain distributions.  However, realization of capital gains is not entirely within the Sub-Adviser’s control.  Capital gain distributions may vary considerably from year to year; there will be no capital gain distributions for years when a Fund realizes net capital losses.

The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible.  With respect to dividends that are received, the Funds may not be eligible to flow through the dividends received deduction to corporate shareholders if, because of timing activities, the requisite holding period is not met.  Except with respect to SA U.S. HBtM Fund, portfolio holdings may be managed to minimize high dividend-yielding securities and to emphasize low dividend-yielding securities.

These Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds.  For example, the Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criterion in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criterion in order to realize a capital loss.  Additionally, while the Funds are managed so that securities will generally be held for longer than one year, the Funds may dispose of any securities whenever the Sub-Adviser determines that such disposition would be consistent with the tax management strategies of the Funds.

Although the Sub-Adviser may manage each Fund to minimize the realization of capital gains and taxable dividend distributions during a particular year, the Funds may nonetheless distribute taxable gains and taxable income to shareholders from time to time.  Furthermore, shareholders may be required to pay taxes on capital gains realized, if any, upon redemption of shares of a Fund, if the amount realized on redemption is greater than the amount the shareholder paid for the shares.

INVESTMENT LIMITATIONS

Fundamental Limitations.  Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.  As used in this SAI and in the Prospectus, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.

No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).

2.

No Fund may with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.

No Fund may borrow money or issue senior securities (as defined in the 1940 Act) except that a Fund may borrow amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and additionally for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

4.

No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

5.

No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations.

6.

No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

7.

No Fund may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

8.

No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

9.

No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund’s Prospectus.

Non-Fundamental Limitations.  Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees, provide that a Fund may not:

1.

Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

2.

Make investments for the purpose of exercising control or management; or

3.

Invest in other investment companies except as permitted under the 1940 Act.

An additional non-fundamental policy of SA Fixed Income Fund, which may be changed by the Board of Trustees, provides that the Fund must:

Under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in fixed income securities.

An additional non-fundamental policy of each of SA U.S. Market Fund and SA U.S. HBtM Fund, which may be changed by the Board of Trustees, provides that each Fund must:

Under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in securities traded on a principal U.S. exchange or on the over-the-counter market in the U.S. (“U.S. securities”).

An additional non-fundamental policy of SA U.S. Small Company Fund, which may be changed by the Board of Trustees, provides that the Fund must:

Under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of small cap companies traded on a principal U.S. exchange or on the over-the-counter market in the U.S. (“U.S. small cap securities”).

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).  Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

MANAGEMENT OF THE TRUST

The management of the Trust is supervised by the Board of Trustees.  Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, their respective dates of birth and their principal occupations during the past five years are listed below. The Board of Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance.   All of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  The Trustees are independent of the Trust’s Adviser, Sub-Adviser and Distributor; that is, they have no financial interest in the Adviser, Sub-Adviser or Distributor.

Name, Address and Date of Birth	Position(s) Held with Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held
Trustees:
Bryan W. Brown c/o Assante Asset Management Inc. 1190 Saratoga Ave. Suite 200 San Jose, CA 95129 DOB: 02/09/45	Trustee (since April 1999)	Self-Employed Management Consultant (since 1992); Consultant, CBI (consulting placement service) (February 2000 to January 2001); Arbitrator, NASD Regulation (securities arbitration) (since 1999).	6	Director, ACT (pro bono consulting for non profits) (since 1998); Director/Officer, Friends of the California Air & Space Center (aviation museum) (since 1999).
Harold M. Shefrin c/o Assante Asset Management Inc. 1190 Saratoga Ave. Suite 200 San Jose, CA 95129 DOB: 07/27/48	Trustee (since April 1999)	Professor of Finance, Santa Clara University (since 1978).	6	None
Mark A. Schimbor c/o Assante Asset Management Inc. 1190 Saratoga Ave. Suite 200 San Jose, CA 95129 DOB: 11/07/45	Trustee (since July 2000)	Senior Vice President, Lee Hecht Harrison (career consulting company)(2) (since 2002); Senior Management Consultant, Lee Hecht Harrison (1999 to 2002); Instructor, Finance Department for U. C. Berkeley Extension (since 1998).	6	Director, Orinda Baseball Assn (community organization) (August 1999 to January 2001); Director, John Muir Medical Center Foundation (charitable foundation) (since 1999).
Officers:
Alexander B. Potts 1190 Saratoga Avenue Suite 200 San Jose, CA 95129 DOB: 06/14/67	President and Chief Executive Officer (since August 2000)

Executive Vice President and General Manager, Assante Asset Management Inc. (since August 2000); President and Chief Executive Officer, Assante Capital Management Inc. (since April 2001); Chief Compliance Officer, Assante Capital Management Inc. (October 2000 to May 2001); Vice President of Advisor Services and Investment Operations, RWB Advisory Services Inc. (October 1998 to September 2000); Vice President of Advisor Services and Investment Operations, Reinhardt, Werba, Bowen Inc. (April 1990 to October 1998).

			N/A	None
Michael R. Clinton 1190 Saratoga Avenue Suite 200 San Jose, CA 95129 DOB: 10/06/66	Chief Financial and Accounting Officer and Treasurer (since April 1999)

Executive Vice President, Assante Asset Management Inc. (since March 2002); Treasurer and Chief Operations Officer, Assante Asset Management Inc. (August 2000 to February 2002); Treasurer and Chief Financial Officer, RWB Advisory Services Inc. (October 1998 to July 2000); Treasurer and Chief Financial Officer, Reinhardt, Werba, Bowen Inc. (June 1995 to October 1998).

			N/A	None
Jennifer S. Fromm 10100 Santa Monica Blvd., Suite 1050 Los Angeles, CA 90067 DOB: 08/24/73	Vice President, Secretary and Compliance Officer (since September 2000)

Senior Legal Counsel and Secretary, Assante Global Advisors Inc. (since June 2002); Secretary, Assante Asset Management Inc. and Assante Capital Management Inc. (since January 2002); Vice President and Senior Mutual Fund Counsel, Assante Asset Management Inc. (since September 2000); Associate Counsel, State Street Corporation (financial services company) (August 1999 to September 2000).

			N/A	None

(1)

Each Trustee and officer shall serve for the lifetime of the Trust or until he or she dies, resigns, or is removed.

(2)

Lee Hecht Harrison occasionally provides employment consulting services to Assante Asset Management Inc. in areas unrelated to Mr. Schimbor’s responsibilities.

The Trust’s Board of Trustees has a standing Audit Committee consisting of all of the Independent Trustees.  The principal functions of the Trust’s Audit Committee are to selectthe Trust’s independent auditors, evaluate their independence, and to review with the auditors the scope and anticipated costs of their audit.  The Audit Committee oversees the audit process and fulfills responsibilities relating to fund accounting, the reporting practices of the Trust and the quality and integrity of the financial reports of the Trust.  The Audit Committee operates pursuant to a written Audit Committee Charter and meets periodically as necessary.  The Trust’s Audit Committee met once during the fiscal year ended June 30, 2003.

COMPENSATION TABLE

For their services as Trustees, the Independent Trustees receive a $13,200 annual retainer fee , as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Any Trustees who are “interested persons” of the Trust and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers.  The following table summarizes the compensation paid by the Trust to its Trustees for the fiscal year ended June 30, 2003.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits
Bryan W. Brown	$13,200	None
Harold M. Shefrin	$13,200	None
Mark A. Schimbor	$13,200	None

As of September 30, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

Trustee Ownership of Equity Securities.  The tables below show the dollar range of shares of each Fund as well as the dollar range of shares of the SA Funds beneficially owned by each Trustee as of the most recently completed calendar year.

Dollar Range of Equity Securities in the Respective Funds as of Calendar Year Ended December 31, 2002

Name of Trustee	SA Fixed Income Fund	SA U.S. Market Fund	SA U.S. HBtM Fund	SA U.S. Small Company Fund

Bryan W. Brown	None	None	None	None
Harold M. Shefrin	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000
Mark A. Schimbor	None	None	None	None

Name of Trustee	SA International HBtM Fund	SA International Small Company Fund

Bryan W. Brown	None	None
Harold M. Shefrin	$1 - $10,000	$1 - $10,000
Mark A. Schimbor	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in the Trust and Fund Complex Overseen by the Trustees

Bryan W. Brown	None
Harold M. Shefrin	$1 - $10,000
Mark A. Schimbor	None

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).  There can be no assurance that the codes of ethics will be effective in preventing such activities.  Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Trust has adopted proxy voting policies and procedures that delegate to the Sub-Adviser the authority to vote proxies for the Funds, subject to the oversight of the Trustees.  The Sub-Adviser votes proxies in accordance with its Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”).

The Investment Committee at the Sub-Adviser is generally responsible for overseeing the Sub-Adviser's proxy voting process.  The Investment Committee may designate one or more of its members to oversee specific, on-going compliance with respect to the Voting Policies and may designate other personnel of the Sub-Adviser to vote proxies on behalf of the Funds, including all authorized traders of the Sub-Adviser.

The Sub-Adviser votes proxies in a manner the Sub-Adviser believes to be consistent with the best interests of the Funds.  Generally, the Sub-Adviser analyzes proxy statements on behalf of the Funds in accordance with the Voting Policies and the Voting Guidelines.  Most proxies that the Sub-Adviser receives will be voted in accordance with the predetermined Voting Guidelines.  Since nearly all proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for the Sub-Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Sub-Adviser during the proxy voting process.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the SA Funds, and the interests of the Sub-Adviser or its affiliates.  If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, the Sub-Adviser, prior to voting, will fully disclose the conflict to the Board of Trustees of the Trust and vote the proxy in accordance with the direction of the Board of Trustees.

The Voting Guidelines summarize the Sub-Adviser’s positions on various issues and give a general indication as to how the Sub-Adviser will vote proxies on each issue.  The Sub-Adviser will usually vote proxies in accordance with the Voting Guidelines.  However, the Sub-Adviser reserves the right to vote certain issues counter to the Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), the Sub-Adviser believes that the Fund’s best interests would be served by such vote.  To the extent that the Voting Guidelines do not address a potential voting issue, the Sub-Adviser will vote on such issue in a manner that is consistent with the spirit of the Voting Guidelines and that the Sub-Adviser believes would be in the best interest of the Funds.

Pursuant to the Voting Guidelines, the Sub-Adviser generally votes for matters such as:  (i) routine business decisions (such as stock splits, name changes and setting the number of directors); (ii) reverse anti-takeover amendments; (iii) auditors; (iv) directors; (v) proposals establishing or increasing indemnification of directors; (vi) proposals eliminating or reducing directors’ liability; (vii) equal access to the proxy; (viii) the right to act by written consent of shareholders and to hold special meetings of shareholders; and (ix) the separation of audit and consulting responsibilities.  As provided in the Voting Guidelines, the Sub-Adviser generally votes against matters such as:  (i) anti-takeover measures (such as reincorporation to facilitate a takeover defense, adoption of fair price amendments, institution of classified boards of directors, elimination of cumulative voting and creation of super majority provisions); (ii) the issuance of a new class of stock with unequal voting rights; and (iii) blank check preferred stock proposals.  The Voting Guidelines also provide that the Sub-Adviser will generally consider on an individual basis such proposals as: (i) increasing authorized common stock; (ii) establishing or increasing a stock option plan or other employee compensation plan; (iii) approving a reorganization or merger; and (iv) approving a proposal by a dissident shareholder in a proxy battle.

Under certain circumstances, the Sub-Adviser may not be able to vote proxies or the Sub-Adviser may find that the expected economic costs from voting outweigh the benefits associated with voting.

As of August 1, 2004, information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at (800) 366-7266 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 2003, the following persons were record owners of 5% or more of the outstanding shares of a Fund:

FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
SA Fixed Income Fund

Pershing LLC

Attn:  Mutual Funds

PO Box 2052

Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.

Special Custody Acct for the

Exclusive Benefit of Customers

Attn:  Mutual Funds

101 Montgomery St

San Francisco, CA 94104-4122

32.12% 52.08%
SA U.S. Market Fund

Wells Fargo Bank Minnesota NA Omnibus 104

PO Box 1533

Minneapolis MN 55480-1533

Pershing LLC

Attn:  Mutual Funds

PO Box 2052

Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.

Special Custody Acct for the

Exclusive Benefit of Customers

Attn:  Mutual Funds

101 Montgomery St

San Francisco, CA 94104-4122

5.51% 29.91% 50.71%
SA U.S. HBtM Fund

Wells Fargo Bank Minnesota NA Omnibus 104

PO Box 1533

Minneapolis MN 55480-1533

Pershing LLC

Attn:  Mutual Funds

PO Box 2052

Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.

Special Custody Acct for the

Exclusive Benefit of Customers

Attn:  Mutual Funds

101 Montgomery St

San Francisco, CA 94104-4122

8.51% 25.34% 51.16%
SA U.S. Small Company Fund

Pershing LLC

Attn:  Mutual Funds

PO Box 2052

Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.

Special Custody Acct for the

Exclusive Benefit of Customers

Attn:  Mutual Funds

101 Montgomery St

San Francisco, CA 94104-4122

25.63% 57.27%
SA International HBtM Fund

Pershing LLC

Attn:  Mutual Funds

PO Box 2052

Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.

Special Custody Acct for the

Exclusive Benefit of Customers

Attn:  Mutual Funds

101 Montgomery St

San Francisco, CA 94104-4122

28.43% 51.33%
SA International Small Company Fund

Pershing LLC

Attn:  Mutual Funds

PO Box 2052

Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.

Special Custody Acct for the

Exclusive Benefit of Customers

Attn:  Mutual Funds

101 Montgomery St

San Francisco, CA 94104-4122

25.19% 54.39%

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has no employees.  To conduct its day-to-day activities, the Trust has hired a number of service providers.  Each service provider has a specific function on behalf of the Trust, as described below.

INVESTMENT ADVISER AND SUB-ADVISER

The Trust, on behalf of each Fund, has entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with the Adviser.   The Adviser is a wholly-owned, indirect subsidiary of Loring Ward International Ltd., which is a publicly held financial services company located in Winnipeg, Canada.

The Agreement will continue in effect provided that its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees.  The Agreement is terminable with respect to a Fund by vote of the Board of Trustees, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Adviser.  The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 90 days’ written notice to the Trust, as applicable.  The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

For the advisory services provided, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the rate of 0.65% of the average daily net assets of each Fund.

For the administrative services provided, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the rate of 0.10% of the average daily net assets of each Fund.

The Adviser and the Trust have entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Dimensional Fund Advisors Inc. (“Dimensional” or the “Sub-Adviser”).  Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides sub-advisory services to each Fund.  Subject to supervision of the Adviser, the Sub-Adviser is responsible for the management of each portfolio, including decisions regarding purchases and sales of portfolio securities by the Funds.  The Sub-Adviser is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

David G. Booth and Rex A. Sinquefield, directors and officers of Dimensional and shareholders of approximately 51% of Dimensional’s outstanding stock, may be considered controlling persons of Dimensional.

For the sub-advisory services it provides to each Fund (other than SA International Small Company Fund), Dimensional is entitled to a fee computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets as set forth below.  Because Dimensional receives administration fees from the Master Fund in which SA International Small Company Fund invests and investment advisory fees from the Master Fund’s underlying funds, Dimensional has agreed that it will not receive a sub-advisory fee for its services to SA International Small Company Fund.

SA Fixed Income Fund

0.19%

SA U.S. Market Fund

0.05%

SA U.S. HBtM Fund

0.27%

SA U.S. Small Company Fund

0.38%

SA International HBtM Fund

0.38%

The aggregate advisory and sub-advisory fees for the Funds for the last three fiscal years are set forth below.

	Fiscal Year Ended June 30, 2001		Fiscal Year Ended June 30, 2002	Fiscal Year Ended June 30, 2003
Funds of the Trust	Gross Advisory/Sub-Advisory Fees	Advisory/ Sub-Advisory Fees Waived/ Reimbursed (if any)	Gross Advisory/Sub-Advisory Fees	Advisory/ Sub-Advisory Fees Waived/ Reimbursed (if any)	Gross Advisory/Sub-Advisory Fees	Advisory/ Sub-Advisory Fees Waived/ Reimbursed (if any)
SA Fixed Income Fund	$369,673	$304,499	$632,322	$535,952	$1,247,586	$704,944
SA U.S. Market Fund	$399,705	$378,276	$568,327	$462,496	$850,861	$444,089
SA U.S. HBtM Fund	$250,324	$192,089	$402,191	$362,632	$595,726	$382,605
SA U.S. Small Company Fund	$245,781	$172,505	$417,359	$417,359	$571,201	$419,760
SA International HBtM Fund	$648,451	$330,529	$861,243	$273,878	$1,288,717	$241,508
SA International Small Company Fund	$120,479	$120,479	$166,621	$150,060	$272,221	$90,225

If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods provided that each continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on approval, and (b) the vote of a majority of the Board of Trustees.  The Sub-Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser.  The Sub-Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 90 days’ written notice to the Trust or the Adviser, as applicable.  The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Advisory and Administrative Services Agreement and the Sub-Advisory Agreement (collectively, the “Advisory Agreements”) were most recently approved by the Trustees, including a majority of the Independent Trustees, on July 1, 2003.  In determining to continue the Advisory Agreements, the Board requested, and received from the Adviser and the Sub-Adviser, information it believed to be reasonably necessary to reach its conclusion.  The Board carefully evaluated this information, and was advised by legal counsel to the Trust and by independent legal counsel to the Independent Trustees with respect to its deliberations.  In considering the Advisory Agreements, the Board reviewed numerous factors.  The following factors were considered by the Board in evaluating whether the advisory/sub-advisory fees payable are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality:  (i) the nature, quality and scope of services rendered under the Advisory Agreements; (ii) the reasonableness of overall compensation paid by the Funds to the Adviser and the Sub-Adviser; (iii) the requirements of the Funds for the services provided by the Adviser and the Sub-Adviser; (iv) the competitiveness of the fees payable for the services; (v) the competitiveness of the total expenses of the respective Funds; (vi) the revenue and profitability of the Adviser and the Sub-Adviser with respect to the management of the Funds; (vii) the policies and practices of the Adviser and Sub-Adviser with respect to the Funds’ portfolio transactions; (viii) realized economies of scale; and (ix) any “fall-out” financial benefits that the Adviser and the Sub-Adviser or any of their affiliates may receive.

In approving the continuance of the Advisory Agreements, the Board, based on its review of the information requested and provided, and following extended discussions with independent counsel to the Independent Trustees concerning the same, concluded that (i) the Adviser and the Sub-Adviser and their respective personnel were sufficiently experienced and qualified to provide investment advisory services for the Funds; (ii) the advisory fees payable to the Adviser and the Sub-Adviser are reasonable when compared to advisory fees payable to investment advisers for funds with similar investment objectives and of similar size; and (iii) the profitability of the Adviser and the Sub-Adviser for providing services to the Funds is fair and reasonable.  After considering and applying these and other factors, the Trustees concluded that the approval of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

The Adviser and the Trust have  received exemptive relief from the SEC that permits the Adviser to enter into investment advisory agreements with sub-advisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees of the Trust, selects sub-advisers for the Funds and supervises and monitors the performance of each sub-adviser.  The exemptive relief also permits the Adviser, subject to approval by the Board, to replace sub-advisers or amend investment advisory agreements without shareholder approval when the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael R. Clinton and Jennifer S. Fromm.  The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit the Funds’ total operating expenses to the amounts (expressed as a percentage of net assets) shown in the table below.  This agreement will remain in effect until July 15, 2009, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.  The Adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions:  (1) the Adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement, (3) reimbursement will be made if, and to the extent that, the Fund does not exceed its operating expense limitation after giving effect to the reimbursement and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current year.

Fund	Expense Limitation
SA Fixed Income Fund	1.00%
SA U.S. Market Fund	1.08%
SA U.S. HBtM Fund	1.13%
SA U.S. Small Company Fund	1.28%
SA International HBtM Fund	1.53%
SA International Small Company Fund	1.28%

The Adviser may, from time to time, pay certain third parties an administrative and service fee for certain shareholder services provided by those third parties in connection with educating and assisting certain clients who purchase shares of the Funds.  The Adviser will make such payments out of its own resources and without additional cost to the Funds or their shareholders.

DISTRIBUTOR

Assante Capital Management Inc. (the “Distributor”) and the Trust have entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis.  The Distributor’s principal offices are located at 1190 Saratoga Avenue, Suite 200, San Jose, California 95129.  The Distributor is an affiliate of the Adviser.  The Distributor receives no compensation for distribution of the Funds’ shares.

 Alexander Potts, Michael Clinton and Jennifer Fromm are affiliated persons of the Trust and of the Distributor.

SHAREHOLDER SERVICING AGENT

Under a Shareholder Servicing Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for the Funds, including establishing a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Board of Trustees may reasonably request.  For these services, the Adviser is paid an annual service fee at the rate of 0.25% of the value of average daily net assets of the shares of each Fund.  The reports and other information mentioned above are available to shareholders and may be obtained by calling (800) 366-7266.

SUB-ADMINISTRATOR

State Street Bank and Trust Company (“State Street”), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as sub-administrator for the Trust, pursuant to a sub-administration agreement (the “Sub-Administration Agreement”) with the Adviser and the Trust.

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC.  For providing these services, State Street receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows:  0.06% on the first $750 million of net assets, plus 0.04% for net assets between $750 million and $1.5 billion, plus 0.02% on net assets over $1.5 billion.  There is a minimum annual charge of $85,000 per Fund.

CUSTODIAN

State Street is the custodian of each Fund’s assets pursuant to a custodian agreement (the “Custody Contract”) with the Trust.  State Street is also the custodian with respect to the custody of foreign securities held by the Funds.  Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

TRANSFER AND DIVIDEND-DISBURSING AGENT

State Street serves as the transfer and dividend-disbursing agent for the Funds.

COUNSEL

The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Suite 200, Washington, D.C. 20036, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, serves as the independent accountants for the Trust, providing audit and accounting services including:  examination of each Fund’s annual financial statements, assistance and consultation with respect to the preparation of filings with the SEC, and preparation of income tax returns.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Subject to the general supervision of the Trustees, the Sub-Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Funds.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.  The cost of foreign and domestic securities purchased from and sold to dealers includes a dealer’s mark-up or markdown.

The Sub-Adviser will place portfolio transactions with a view to receiving the best price and execution.

Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends, and other research services.  The Sub-Advisory Agreement permits the Sub-Adviser to cause the Funds to pay a broker or dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Funds.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to  the Sub-Adviser.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised.  Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for each Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing conditions.  However, the same investment decision may be made for two or more of such accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account.  While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.  To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.  A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the periods ended:

Fund	June 30, 2001	June 30, 2002	June 30, 2003
SA Fixed Income Fund	$0	$0	$0
SA U.S. Market Fund	$29,395	$42,973	$36,337
SA U.S. HBtM Fund	$39,121	$54,897	$51,494
SA U.S. Small Company Fund	$47,130	$60,407	$54,878
SA International HBtM Fund	$42,031	$96,379	$72,007
SA International Small Company Fund	$0	$0	$0

The Trust is required to identify the amount of transactions and related commissions for any brokerage transaction directed to a broker for research services during the last fiscal year.  As of June 30, 2003, the Trust had $11,341,371 in such transactions with $22,145 in related commissions.

The Trust is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parent companies held by the Funds as of the close of their most recent fiscal year and state the value of such holdings.  As of June 30, 2003, SA U.S. HBtM Fund held securities of Instinet Group valued at $13,952, SA U.S. Market Fund held securities of Instinet Group and Jefferies & Co. valued at $23,300 and $24,895, respectively, and SA U.S. Small Company Fund held securities of Jefferies & Co. valued at $119,496.

INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust.  Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares.  The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.  Currently, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in six separate series, each of which is a Fund.  Each Fund currently offers one class of shares.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution.  Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees.  Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law.  At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees.  Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees.  Meetings of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions are discussed in the Funds’ Prospectus, and such information is incorporated herein by reference.

The Funds will be open on days that the New York Stock Exchange (“NYSE”) is open and will generally be closed on days the NYSE is closed.  As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans.  Shares of any of the Funds may be purchased in connection with various types of tax-deferred retirement plans, including individual retirement accounts (“IRAs”), 401(k) plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (SEP-IRAs).  An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.  An annual custodial fee is also charged on IRAs.  This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

In-Kind Purchases.  Payment for shares may, in the discretion of the Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus.  For further information about this form of payment please contact the Adviser.  In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

Redemption In-Kind.  Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash.  Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable.  The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class’ net asset value during any 90-day period.  If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

Other Redemption Information.  The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the net asset value of such shares is less than $10,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares.  A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $10,000 or more.  A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

TAXES

The following section summarizes certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.  This discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date of this SAI, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

Each Fund has elected and intends to continue to qualify to be taxed separately as a regulated investment company under the Code.  As such, a Fund will not be subject to federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, determined without regard to any deductions for dividends paid), if any, for the year (the  “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement for that year.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income with respect to a taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers that such Fund controls and that are engaged in the same or similar trades or businesses (the “Diversification Requirement”).

If for any taxable year any Fund does not qualify for treatment as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders.  In such event, all distributions would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of such Fund’s current and accumulated earnings and profits.

Although each Fund expects to continue to qualify for treatment as a “regulated investment company” and thereby be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

TAXATION OF FUND DISTRIBUTIONS

Distributions of net income a Fund earns from investments in debt securities and any net realized short-term capital gains will be taxable to its shareholders as ordinary income and will not be eligible for the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year.  Such gain is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares.  The Funds expect that capital gain distributions will be taxable to shareholders as long-term capital gain.  Capital gain distributions are not eligible for the dividends-received deduction.

Each Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund.  Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements with respect to qualified dividend income.

In the case of corporate shareholders, Fund distributions for any taxable year generally qualify for the dividends-received deduction (or “qualified dividend” treatment in the case of individual shareholders) to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period requirements are met.  Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (“Excise Tax”).  To prevent imposition of the Excise Tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years.  A distribution will be treated as paid (and received by shareholders) on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during the following January.  To prevent application of the Excise Tax, each Fund intends to make its distributions in accordance with this calendar year distribution requirement.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds each year.

TAXATION OF DISPOSITION OF SHARES

Upon a redemption or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares.  Any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to such shares.

TAXATION OF FOREIGN INVESTMENTS

Income a Fund receives from sources within foreign countries may be subject to withholding and other foreign taxes.  The payment of such taxes will reduce the amount of distributions paid to the Fund’s shareholders.  As long as SA International HBtM Fund or SA International Small Company Fund (each an “International Fund”) qualifies for treatment as a regulated investment company and more than 50% of the value of its assets at the close of the taxable year consists of securities of foreign issuers, it may elect to pass through its foreign tax credits to its shareholders.  Either International Fund may make this election in some, but not necessarily all, of its taxable years.  If either International Fund made such an election, an amount equal to the foreign income taxes it paid would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their federal income tax due, if any, or to deduct such portions from their U.S. taxable income, if any.  Shortly after any year for which it makes such an election, an International Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount that will be available for deduction or credit.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder’s federal income tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income.  For this purpose, the portion of dividends and distributions paid by an International Fund from its foreign-source income will be treated as such.  The Fund’s gains and losses from the sale of securities will generally be treated as derived from U.S. sources, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from an International Fund that qualifies as foreign-source income.  In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals.  Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by an International Fund.

An International Fund may invest in shares of passive foreign investment companies (“PFICs”) either directly (in the case of SA International HBtM Fund) or indirectly (through the Master Fund, in the case of SA International Small Company Fund).  In general, a foreign corporation is a PFIC if at least one-half of its assets constitute passive assets or 75% or more of its gross income is passive.  Under certain circumstances, an International Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders.

If an International Fund elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

SA International HBtM Fund or the Master Fund also may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year.  Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election.  The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAXATION OF OTHER FUND INVESTMENTS

Certain Financial Instruments.  Special rules govern the federal income tax treatment of financial instruments that some Funds may hold.  These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

Original Issue Discount.  The Funds may purchase debt securities with original issue discount, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity.  Original issue discount is required to be accrued on a daily basis and is considered interest income for federal income tax purposes.  Therefore, such income is subject to the Distribution Requirement for a Fund, even if it receives no corresponding payment on the security during the year.  Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount.  The Funds may purchase debt securities at a discount in excess of the original issue discount or at a discount to the stated redemption price at maturity (for debt securities without original issue discount).  This discount is called “market discount.”  Market discount is permitted to be recorded daily or at the time of disposition of the debt security.  If market discount is to be recognized at time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition of the debt security.

Hedging Transactions.  The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234.  Pursuant to that section, the premium a Fund receives for selling a put or call option is not included in income at the time of receipt.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some futures and foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions, if any, a Fund undertakes may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) a Fund realizes.  In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Hedging transactions may increase the amount of short-term capital gain realized by the Funds that is taxed as ordinary income when distributed to shareholders.  If a Fund makes one or more elections available under the Code, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The Diversification Requirement may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales.  If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

MISCELLANEOUS

The foregoing discussion relates only to the federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates).  Distributions by the Funds and dispositions of Fund shares also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment.  Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of federal income tax at a rate of 30% (or at a lower rate under a tax treaty).  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

PERFORMANCE INFORMATION

YIELD

The 30-day (or one month) standard yield is calculated for SA Fixed Income Fund in accordance with the method prescribed by the SEC for mutual funds:

YIELD = 2 [( a-b + 1)6 – 1 ]

cd

Where:

a = dividends and interest earned by the Fund during the period;

b = expenses accrued for the period (net of reimbursements and waivers);

c = average daily number of shares outstanding during the period entitled to receive dividends;

d = maximum offering price per share on the last day of the period.

For the purpose of determining interest earned on debt obligations purchased by the Fund at a discount or premium (variable “a” in the formula), the Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.  It is assumed in the above calculation that each month contains 30 days.  The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  For the purpose of computing yield on equity securities held by the Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity.  In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation.  On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations.  Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size.  Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula).

The standard yield as defined above for SA Fixed Income Fund for the 30-day period ended June 30, 2003 was 1.38%.

TOTAL RETURN

Each Fund that advertises its “average annual total return” computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n = ERV

Where:

T = average annual total return

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof)

P = hypothetical initial payment of $1,000

n = period covered by the computation, expressed in years.

Each Fund that advertises its “aggregate total return” computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, the performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of a Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

The total return as defined above, for each Fund (annualized) for one year and the life of the Fund, ended June 30, 2003, was:

Fund	Total Return for Fiscal Year Ended June 30, 2003	Average Annual Total Return from Inception to June 30, 2003
SA Fixed Income Fund(a)	10.19%	6.75%
SA U.S. Market Fund(b)	0.17%	(3.59)%
SA U.S. HBtM Fund(b)	(0.27)%	(2.98)%
SA U.S. Small Company Fund(b)	(0.74)%	5.18%
SA International HBtM Fund(b)	(3.51)%	(4.24)%
SA International Small Company Fund(b)	8.16%	1.03%

(a)

Inception date July 29, 1999.

(b)

Inception date August 5, 1999.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

Each Fund’s “average annual total return (after taxes on distributions)” is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T)n = ATVD

Where:

T = average annual total return (after taxes on distributions)

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof), after taxes on Fund distributions but not after taxes on redemptions.

P = hypothetical initial payment of $1,000

n = period covered by the computation, expressed in years.

The Funds’ average annual total returns (after taxes on distributions) as of June 30, 2003 were as follows:

Fund	Total Return (after taxes on distributions) for Fiscal Year Ended June 30, 2003	Average Annual Total Return (after taxes on distributions) from Inception to June 30, 2003
SA Fixed Income Fund(a)	8.94%	4.98%
SA U.S. Market Fund(b)	(0.03)%	(3.73)%
SA U.S. HBtM Fund(b)	(0.39)%	(3.19)%
SA U.S. Small Company Fund(b)	(0.74)%	5.16%
SA International HBtM Fund(b)	(3.73)%	(4.43)%
SA International Small Company Fund(b)	7.92%	0.57%

(a)

Inception date July 29, 1999.

(b)

Inception date August 5, 1999.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

The “average annual total returns (after taxes on distributions and sale of Fund shares)” is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATVDR

Where:

T = average annual total return (after taxes on distributions and sale of Fund shares)

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof), after taxes on Fund distributions and redemptions.

P = hypothetical initial payment of $1,000

n = period covered by the computation, expressed in years.

The Funds’ average annual total returns (after taxes on distributions and sale of Fund shares) as of June 30, 2003 were as follows:

Fund	Total Return (after taxes on distributions and redemptions) for Fiscal Year Ended June 30, 2003	Average Annual Total Return (after taxes on distributions) from Inception to June 30, 2003
SA Fixed Income Fund(a)	6.53%	4.64%
SA U.S. Market Fund(b)	0.08%	(3.11)%
SA U.S. HBtM Fund(b)	(0.19)%	(2.64)%
SA U.S. Small Company Fund(b)	(0.48)%	4.44%
SA International HBtM Fund(b)	(2.32)%	(3.64)%
SA International Small Company Fund(b)	5.25%	0.61%

(a)

Inception date July 29, 1999.

(b)

Inception date August 5, 1999.

FINANCIAL STATEMENTS

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.  The Trust’s June 30, 2003 financial statements and the report thereon of PricewaterhouseCoopers LLP from the Trust’s June 30, 2003 annual report (as filed with the SEC on August 29, 2003 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-03-029255)) are incorporated herein by reference.